UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [_]

CHECK THE APPROPRIATE BOX:

[_]  Preliminary  Proxy  Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[_]  Definitive  Additional  Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          CHARYS HOLDING COMPANY, INC.
                (Name of Registrant as Specified In Its Charter)


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     to  exchange  act  rule  0-11:
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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(3)  Filing  party:
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



                          CHARYS HOLDING COMPANY, INC.
                     1117 PERIMETER CENTER WEST, SUITE N415
                             ATLANTA, GEORGIA 30338

                                 PROXY STATEMENT
                             AS AT SEPTEMBER 8, 2005

                          CHARYS HOLDING COMPANY, INC.
                     1117 PERIMETER CENTER WEST, SUITE N415
                             ATLANTA, GEORGIA 30338


                                September 8, 2005


To  Our  Stockholders:

     You are cordially invited to attend the 2005 Annual Meeting of the Stockholders of Charys Holding Company, Inc. to be held at 1117 Perimeter Center West, Suite W113, Atlanta, Georgia 30338 on September 30, 2005 at 10:00 a.m., Atlanta, Georgia time.

     At the meeting, we will report on the progress of your company, comment on matters of interest and respond to your questions. A copy of our 2005 Annual Report to Stockholders on Form 10-KSB/A, including the financial statements, schedules and list of exhibits, is enclosed with this proxy statement.

     Whether or not you plan to attend the meeting, we ask that you indicate the manner in which you wish your shares to be voted and sign and return your proxy as promptly as possible in the enclosed envelope so that your vote may be recorded. You may vote your shares in person if you attend the meeting, even if you send in your proxy.

     We appreciate your continued interest in Charys Holding Company, Inc.

                                           Very truly yours,

                                           /s/ Billy V. Ray, Jr.

                                           Billy V. Ray, Jr.
                                           Chairman and Chief Executive Officer

                          CHARYS HOLDING COMPANY, INC.
                     1117 PERIMETER CENTER WEST, SUITE N415
                             ATLANTA, GEORGIA 30338


                  NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 30, 2005

     To the Stockholders of Charys Holding Company, Inc.:

     Notice is hereby given that the 2005 Annual Meeting of the Stockholders of Charys Holding Company, Inc. will be held at 1117 Perimeter Center West, Suite W113, Atlanta, Georgia 30338 on September 30, 2005 at 10:00 a.m., Atlanta, Georgia time, for the following purposes:

     1. To elect three persons as Class A directors to our board of directors for the following year. Management has nominated Michael Oyster, Gisle Larsen, and Dennis C. Hayes.

     2. To ratify the following Charys Holding Company, Inc. Stock Plans (the "Stock Plans"):

          (a) Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004, adopted by our directors on July 19, 2004 and amended on October 13, 2004, with 966,664 shares of our common stock in the aggregate authorized for issuance under the Plan; and

          (b) Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 2, adopted by our directors on December 16, 2004, with 250,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     3. To ratify the selection of Miller, Ray, Houser & Stewart LLP as our independent public accountants for the fiscal years ending April 30, 2005 and 2006.

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on August 25, 2005 are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof. A list of such stockholders will be available for inspection for at least 10 days prior to the meeting during normal business hours at our offices.

     Stockholders are cordially invited to attend the meeting in person. Those who do not plan to attend and who wish their shares voted are requested to sign, date, and mail promptly the enclosed proxy, for which a return envelope is provided.

                                           By Order of the Board of Directors,

                                           /s/ Billy V. Ray, Jr.

                                           Billy V. Ray, Jr.
                                           Chairman and Chief Executive Officer

                                 PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Charys Holding Company, Inc., a Delaware corporation, to be voted at the 2005 Annual Meeting of Stockholders to be held at 1117 Perimeter Center West, Suite W113, Atlanta, Georgia 30338 on September 30, 2005 at 10:00 a.m., Atlanta, Georgia time, and at any and all adjournments thereof. The information contained in this proxy statement is given as of September 8, 2005. The individuals named in the accompanying form of proxy are our chairman and one of our directors. A stockholder wishing to appoint some other person (who needs not be a stockholder of Charys Holding Company, Inc.) to represent him at the meeting has the right to do so, either by inserting such person's name in the blank space provided in the form of proxy or by completing another form of proxy.

     Our principal executive office and mailing address is 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30338.

     Solicitation of proxies by mail is expected to commence on September 8, 2005, and the cost thereof will be borne by Charys Holding Company, Inc. In addition to solicitation by mail, certain of our directors, officers and regular employees may, without extra compensation, solicit proxies by telephone, telegraph and personal interview. Arrangements will be made with some of our record stockholders, which are brokerage houses, custodians, nominees and other fiduciaries, to send proxy materials to their principals, and they will be reimbursed by us for postage and clerical expenses. We reserve the right, if deemed desirable or necessary, to retain a proxy solicitation firm or other third parties to deliver solicitation material to such brokerage houses, custodians, nominees and other fiduciaries for distribution by them to their principals and to assist us in collecting or soliciting proxies from them. The cost of these services, exclusive of out-of-pocket costs, is not expected to exceed $5,000.

     We will only deliver one proxy statement to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this proxy statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and future stockholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our principal executive office.

     Stockholders may also address future requests regarding delivery of proxy statements and/or annual reports by contacting us at the address listed above.

     Shares represented by properly executed proxies will be voted as specified. If no specifications have been given in a proxy, the shares represented thereby will be voted FOR the election of the nominees listed herein as Class A directors (Proposal 1), FOR the ratification of the Charys Holding Company, Inc.'s Stock Plans (Proposal 2), FOR the ratification of Miller, Ray, Houser & Stewart LLP as independent public accountants for our fiscal years ending April 30, 2005 and 2006 (Proposal 3), and, in the discretion of the persons named in the proxy, on any other business that may properly come before the meeting. A form of proxy will not be valid unless it is completed and delivered to Fidelity Transfer Company, 1800 South West Temple, Suite 301, Salt Lake City, Utah 84115, not less than 48 hours (excluding Saturdays and holidays) before the meeting at which the person named therein purports to vote in respect thereof.

REVOCABILITY

     Proxies may be revoked at any time before the commencement of the meeting by delivering to the chairman of the meeting a written revocation or a duly executed proxy bearing a later date. For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for inspection by stockholders of record during ordinary business hours for proper purposes at our principal executive office.

DISSENTERS' RIGHT OF APPRAISAL

     No action will be taken in connection with the proposals by our board of directors or the voting stockholders for which Delaware law, our articles of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

                                VOTING SECURITIES

     Stockholders of record at the close of business on August 25, 2005, are entitled to notice of and to vote at the meeting and at any adjournments thereof. On the record date, our authorized capital stock consisted of 300,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. Each share of our common stock is entitled to one vote, of which there were 8,408,649 shares issued and outstanding on the record date, fully paid and non-assessable. Billy V. Ray, Jr., our chairman and chief executive officer, has the right to vote 2,185,150 shares of our common stock, which shares represent 25.99 percent of our issued and outstanding common stock, without giving any effect to the exercise of any options to purchase shares of our common stock or other obligations to issue shares as described in "Principal Stockholders" of this proxy statement.

     On the record date, our preferred stock was classified into three series, Series A, consisting of 1,000,000 shares, all of which were owned by Mr. Ray, Series B, consisting of 400,000 shares, all of which were owned by The Frost Bank, and Series C, consisting of 500,000 shares, all of which were owned by The Frost Bank.

     The Series A preferred stock is not convertible into shares of our common stock. However, on all matters submitted to vote of our stockholders, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock is entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by 250. Inasmuch as Mr. Ray owns all 1,000,000 shares of our Series A preferred stock issued and outstanding on the record date, he has the equivalent votes of 250,000,000 shares of our common stock, which number exceeds our issued and outstanding common stock on the record date.

     Each share of the Series B and Series C preferred stock is convertible into one share of our common stock, but neither of the Series B nor Series C preferred stock have voting rights on any matters submitted to the vote of our stockholders.

     The quorum for the transaction of business at the meeting consists of stockholders present in person, or represented by proxy holding not less than a majority of the issued and outstanding shares of our common stock, after allowing for the voting rights of our Series A preferred stock. If sufficient shares are not represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitations of proxies by us. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the meeting in the manner set forth above. Since Mr. Ray has the voting rights representing 252,185,150 shares of our common stock, which number exceeds our issued and outstanding common stock on the record date, a quorum will be assured.

     Under the Delaware General Corporation Law, the three nominees receiving the greatest number of votes cast by the holders of our common stock will be elected as Class A directors (Proposal 1). There will be no cumulative voting in the election of directors. A simple majority of the votes cast at the meeting is required to approve Proposals 2 and 3.

     Under Delaware law, abstentions are treated as present and entitled to vote and thus will be counted in determining whether a quorum is present and will have the effect of a vote against a matter, except the election of directors as to which they will have no effect. A broker non-vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power to vote on a particular matter) is counted for purposes of determining the existence of a quorum and will have no effect on the outcome of the vote on any of the proposals.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     Three Class A directors are to be elected at the meeting to hold office until the next annual meeting or until their successors are elected. Each returned proxy cannot be voted for a greater number of persons than the number of nominees named (three). The three nominees receiving the highest number of votes are elected if a quorum is present and voting. A copy of the proposed resolution electing the Class A directors is contained in Attachment A to this
                                                          ------------
proxy statement. If, however, any of the proposed Class A directors are unable to serve, or for good cause decline to serve at the time of the meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. The board of directors is not aware of any circumstances that would render any nominee unavailable for election.

VOTE REQUIRED

     Unless individual stockholders specify otherwise, each returned proxy will be voted for the election of the three nominees who are listed herein, or for as many nominees of the board of directors as possible, not to exceed three, such votes to be distributed among such nominees in the manner as the persons named in the enclosed proxy card see fit.

     Our board of directors recommends that stockholders vote FOR the director nominees named above, and, unless a stockholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend so to vote.

NOMINEES

     The following table sets forth information concerning each nominee for a Class A director as well as each director, officer, and each non-director executive officer continuing in office:

       NAME          AGE                      POSITION                       CLASS  DIRECTOR SINCE
       ----          ---                      --------                       -----  --------------
Billy V. Ray, Jr.     47  Chairman, Chief Executive Officer, Secretary, and   C            2004
                                              Director
Raymond J. Smith      53     Vice President and Chief Financial Officer      N/A            N/A
Richard Mangiarelli   61                      Director                        C            2004
John Jordan           66                      Director                        C            2004
H. Alec McLarty       60                      Director                        B            2004
Neil L. Underwood     36                      Director                        B            2004
David S. Gergacz      56                      Director                        B            2004
Michael Oyster        48                      Director                        A            2004
Catherine B. McKee    58                      Director                        B            2004
Gisle Larsen          48                      Director                        A            2004
Dennis C. Hayes       55                      Director                        A            2004

     The members of our board of directors are subject to change from time to time by the vote of the stockholders at special or annual meetings to elect directors. The number of the directors may be fixed from time to time by resolution duly passed by our board. Our board is now classified, or staggered with the directors serving one to three year terms. Messrs. Ray, Mangiarelli and Jordan are Class C directors and each will serve a three year term, expiring in 2007. Messrs. McLarty, Underwood, and Gergacz and Ms. McKee are Class B directors and each will serve a two year term, expiring in 2006. Messrs. Larsen, Oyster and Hayes are Class A directors and are the nominees for election to serve a one year term, expiring in 2006.

     Each director will hold office for the term for which elected, and until his successor is elected and qualified, or until his earlier death, resignation or removal. Vacancies and newly created directorships resulting from any increase in the number of authorized directors may generally be filled by a majority of the directors then remaining in office. The directors elect officers annually. There are no family relationships among any nominee, director, or executive officer of Charys.

     We may employ additional management personnel, as our board of directors deems necessary. Charys has not identified or reached an agreement or understanding with any other individuals to serve in management positions, but does not anticipate any problem in employing qualified staff.

     A description of the business experience during the past several years for each of the directors and executive officers of Charys is set forth below.

     Billy V. Ray, Jr. served as our president from December 2003 until June 25, 2004, when he was elected chairman of the board. From September 2003 until the present, Mr. Ray has served as chief executive officer of Flagship Holdings, Inc. a single purpose corporation organized to function as an insurance holding company. From

January 2004 until June, 2005, Mr. Ray served as vice president of Realm National Insurance Company and was on the board of directors of Realm. From October 2001 until November 2003, he served as chief financial officer of Patton Management Group, Inc. From December 2000 until October 2001, Mr. Ray was executive vice president of mergers and acquisitions for Bracknell Corporation, Inc., a publicly traded company. From January 1997 to December 2000, he was chairman, chief executive officer, chief financial officer, and consultant of Able Telcom Holding Corporation, Inc., a publicly traded company. From 1995 to 1997, he was the president and founder of Ten-Ray Utility Construction, Inc., a utility construction company, which operated primarily in Colorado, Oklahoma and Washington, DC, as a contractor and consultant on cost-plus projects for Alcatel North America and Lockheed Information Systems. Mr. Ray also served from 1990 to 1992 as a member of the board of directors and as a member of the Audit Committee and the Insurance and Profit Sharing Plan Committee of Dycom Industries, Inc., a New York Stock Exchange publicly traded company. Mr. Ray has a B.A. in accounting from the University of North Carolina at Greensboro, and has been a certified public accountant since 1982.

     Raymond J. Smith was a financial consultant from 2000 until his election as our chief financial officer on June 25, 2004. From 1997 to 2000, Mr. Smith was chief financial officer for Professional Sports Car Racing, Inc. in Tampa, Florida. From 1993 until 1997, he was chief financial officer for WinterBrook Beverage Group, Inc. in Bellevue, Washington. From 1985 until 1993, he was vice president of finance for National Beverage Corp., a publicly traded company, in Ft. Lauderdale, Florida. From 1979 until 1985, he was the controller of Burnup & Sims, Inc., a publicly traded company, in Ft. Lauderdale, Florida. Mr. Smith has a B.S. in accounting from Philadelphia University and an MBA in finance from Temple University.

     Richard Mangiarelli served as our president from December 5, 2003 until June 25, 2004. He was appointed to the board of directors of ARS Networks, Inc., a publicly traded company, in February 2003. He has served as president, chief executive officer and director of Cybertel Capital Corp., a publicly traded company, since 1996. From 1985 until 1993, Mr. Mangiarelli served as president and director of United States Alternate Energy Corporation, a publicly traded company, and from 1981 until 1985, as president and director of Dynasty Resources, a publicly traded company. Prior to entering business, Mr. Mangiarelli served in the United States Marine Corps as a platoon commander, company commander, battalion commander, regimental commander, and retired with the rank of colonel. Mr. Mangiarelli received a bachelor's degree from the University of Connecticut and a Masters degree in business administration from Pepperdine University. While in the Marine Corps, Mr. Mangiarelli graduated from the Amphibious Warfare Course, Staff and Command College and the Naval War College.

     John Jordan founded the Jordan Companies in 1959, a group of privately held, diversified companies engaged in energy related engineering, manufacturing and marketing activities, defense and aerospace consulting and international negotiations and representation. He has served as chief executive officer and president of these companies for over 20 years. Mr. Jordan served as an officer in both the United States Air Force and the United States Marine Corps. He is a graduate of Stanford University, the Marine Corps Command and Staff College, the National Defense University-Industrial College of the Armed Forces, and the Naval War College.

     H. Alec McLarty from 1996 until 2001 was chief executive officer of Clarion Resources Communications Corp. From 1999 until 2002, Mr. McLarty was a director of Abel Telecom Holding Inc., a publicly traded company. Mr. McLarty has served in various capacities from chief operating officer to chairman of the board of three major textile companies, manufacturing socks and pantyhose. He entered the telecom industry in 1987 and founded his first telecommunications company,
U. S. Telnetics Inc., which was subsequently sold to Resurqens Communication Corp. Mr. McLarty has founded several other telecom companies and served as chief executive officer and chairman of each, the latter one in 1993 being a joint venture with Telenor (the telephone company in Norway) as the majority stockholder. This venture established offices in Atlanta, New York, Los Angeles and Miami for domestic operations while establishing international companies with offices in Oslo, Luxembourg, London, Rome, Karachi, Hong Kong, and Kuala Lumpur. Mr. McLarty is a graduate of the University of Georgia, with a B.A. in political science.

     Neil L. Underwood currently serves as a consultant for S1 Corporation, a publicly traded company. Mr. Underwood has been with S1 since 1991. While working at S1, Mr. Underwood continues to develop Underwood Ventures, LLC, an 11 year-old real estate holding company focusing on commercial and residential real estate in the Atlanta market. Additionally, Mr. Underwood is a principle in Underwood Ventures, a real estate holding company, and a partner in HF Development, a land development company. Mr. Underwood is a certified cash manager. He is an honors graduate of Georgia Institute of Technology, with a B.S. in industrial engineering.

     David S. Gergacz has more than 30 years of experience in the communications, computer hardware, and software industries. Mr. Gergacz who is currently chairman of Signature Investments, has held a number of senior executive positions that include chairman and chief executive officer of Brite Voice Systems (now Intervoice - Brite) from 1996 through 2000, chief executive officer of Cincinnati Bell Telephone from 1995 through 1996, chief executive officer of Rogers Cantel, Canada's largest wireless communications company from 1993 through 1995, and vice chairman of Unitel, (now AT&T Canada) from 1993 through 1995, chief executive officer of Boston Technology (now Comverse) from 1991 through 1993, and president of Network Systems at Sprint from 1984 to 1991. He also held various management positions at Bell Labs, AT&T and Nynex. Mr. Gergacz has a B.S. from Purdue University, and is a member of Phi Beta Kappa.

     Michael Oyster has more than 25 years of experience in the communications, computer hardware and software industries. Since 2003, Mr. Oyster has been president and chief operating officer of Zoetics LLC. From 1999 through 2001, he held several positions including president at the Fusion companies. From 1998 through 1999, he was president of Network Plus, Inc. Mr. Oyster has a B.A. in liberal arts from Olivet College and an M.S. in management from Purdue University.

     Catherine B. McKee currently serves as senior vice president and director at General Dynamics C4 Systems. Ms. McKee has been with General Dynamics since 2001. From 1977 through 2001, she was employed by Motorola and held various positions as senior vice president of business services, and corporate vice president of quality and administration. Ms. McKee has a B. S. in chemistry from the College of St. Elizabeth, is a graduate of the Arizona State University College Management Institute and is a fellow of the Kaiser Institute of Innovation and Intuition.

     Gisle Larsen since 2004 has been the chief executive officer of iPhone, an international telecom operator in Scandinavia. Prior to his service with iPhone, from 2002 until 2004, Mr. Larsen was a director of business development at n-Tel Communications Ltd., Dubai, United Arab Emirates. Mr. Larsen has 15 years of executive management level experience within the IT and telecommunications industries including two years from 2000 until 2002 as chief executive officer for iOnosphere Asia & Middle East Ltd, a company developing a regional telecom solutions presence in Asia, Africa and the Middle East. Prior to that assignment, Mr. Larsen served for four years with Telenor International as director of international markets from 1996 until 1998, and director of business development from 1998 until 2000, during which time he was responsible for the establishment of wholesale telecom businesses in nine countries. Before 1996, he worked with IBM, a publicly traded company and with BEST Decision Support Ltd., which he co-founded. Mr. Larsen has an MBA from the Norwegian School of Management.

     Dennis C. Hayes founded and continues to provide leadership for an Internet industry trade association, which works closely with the United States Congress, the FCC and other parts of the government to protect the interests of the Internet industry through legislative initiatives and advocacy. Mr. Hayes is the former chairman, president and chief executive officer of Hayes Microcomputer Products, Inc., which he founded, grew and provided executive leadership from a start up to a global company reaching revenues in excess of $240 million annually, with more than 1,500 employees. Mr. Hayes was inducted into the Technology Hall of Fame in 2004 as a direct result of his contributions to the industry.

OTHER SIGNIFICANT EMPLOYEES

     We have several significant management employees of our wholly-owned subsidiaries. A description of the business experience during the past several years for each of the executive officers is set forth below.

     CCI Telecom, Inc.

     Michael J. Novak founded CCI in 1980 and has been its chief executive officer and chairman since that time. Mr. Novak has a B.A. in business administration from St. Mary's University.

     Jimmy R. Taylor held various positions with Crown Castle International, Inc. and its subsidiaries including vice president/general manager, vice president business development and president of Spectrum Site Management from 1997 until his election as CCI executive vice president in August, 2003. Mr. Taylor has a B.S. in business administration from The University of Texas at Austin.

     F. Dale Ponder joined CCI in 1987 and has held various positions in sale, marketing and operations at CCI. In July, 2001 Mr. Ponder was elected chief operating officer.

     Roger J. Benavides was employed as vice president and general manager at Westcott Communication, Inc. from 1988 until his election as vice president and chief financial officer of CCI in April, 1995. From 1984 to 1985, Mr. Benavides was employed by American Century Corporation, a public traded company, as the chief financial officer. From 1973 through 1984 Mr. Benavides was employed by Ernst & Whinney (now Ernst & Young) in various positions including senior audit manager. Mr. Benavides has B. S. in accounting from The University of Texas at Austin, and is a certified public accountant.

     Personnel Resources of Georgia, Inc.

     Lee C. Yarborough has been employed by PRG or its predecessor since 1996 as president. Prior to his employment by PRG, Ms. Yarborough was employed by Modern Employers of South Carolina as a revenue representative from 1994 through 1996. Ms. Yarbrough has B.A. in history from Vanderbilt University, and is a licensed life and health insurance agent in South Carolina.

     Braxton M. Cutchin III has been employed by PRG or its predecessor since 1996 as vice president of sales and marketing. He has a B.A. in business administration and economics from Wofford College.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended April 30, 2005, our board of directors held four meetings, each of which was signified by a consent executed by each of our directors.

     Compensation Committee. Our board of directors has created a compensation committee which will make recommendations to the board of directors concerning salaries and compensation for our executive officers and employees. The members of the committee are H. Alec McLarty as chairman, Neil Underwood, and Gisle Larsen. We have adopted a charter for the compensation committee. During the fiscal year ended April 30, 2005, our compensation committee held two meetings, each of which was signified by a consent executed by each of the members of the committee.

     Audit Committee. Our board of directors has created an audit committee which is directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by us (including resolution of disagreements between our management and the auditor regarding financial disclosure) for the purpose of preparing or issuing an audit report or related work. The audit committee will also review and evaluate our internal control functions. The members of the committee are Richard Mangiarelli as chairman, David S. Gergacz, and Michael Oyster. We have adopted a charter for the audit committee, copy of which is contained in Attachment C to this proxy
                                                   ------------
statement. During the fiscal year ended April 30, 2005, our audit committee held two meetings, each of which was signified by a consent executed by each of the members of the committee. The members of the audit committee are independent as defined under Rule 4200(a)(15) of the NASD's listing standards.

     Our board of directors has determined that Mr. Gergacz is a financial expert. In addition, Mr. Gergacz is independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934. In order to be considered to be independent, a member of an audit committee of a listed issuer that is not an investment company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

- Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or

-    Be an affiliated person of the issuer or any subsidiary thereof.

     As defined by the Exchange Act, an audit committee financial expert means a person who has the following attributes:

- An understanding of generally accepted accounting principles and financial statements;

- The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

- Experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities;

- An understanding of internal controls and procedures for financial reporting; and

-    An understanding of audit committee functions.

     Nominating Committee. Our board of directors has created a nominating committee which will exercise the power and authority to recommend the appropriate size and composition of the board, nominees for election to the board, and nominees for election to the committees. The members of the committee are Michael Oyster as chairman, John Jordan, and Dennis C. Hayes. We have adopted a charter for the nominating committee. The functions to be performed by the nominating committee include selecting candidates to fill vacancies on the board of directors, reviewing the structure and composition of the board, and considering qualifications requisite for continuing board service. During the fiscal year ended April 30, 2005, our nomination committee held two meetings, each of which was signified by a consent executed by each of the members of the committee.

     The nominating committee will consider candidates recommended by our stockholders. Any such recommendation for the 2006 Annual Meeting of Stockholders should be provided to our corporate secretary by July 31, 2006.
The recommended candidate is to be submitted to us in writing addressed to our principal offices in Atlanta, Georgia. The recommendation is to be submitted by the date specified in Rule 14a-8 of the Exchange Act for submitting stockholder proposals to be included in our annual stockholders meeting proxy statement.

     The recommendation shall be in writing and shall include the following information: name of the candidate; address, telephone, and fax number of the candidate; a statement signed by the candidate certifying that the candidate wishes to be considered for nomination to our board of directors; and information responsive to the requirements of Regulation S-K, Item 401 with respect to the candidate; and state the number of shares of our stock beneficially owned by the candidate.

     The recommendation shall include a written statement of the candidate as to why the candidate believes that he meets the director qualification criteria and would otherwise be a valuable addition to our board of directors.

     The nominating committee shall evaluate the recommended candidate and shall, after consideration of the candidate and after taking account of the director qualification criteria set forth below, determine whether or not to proceed with the candidate in accordance with the procedures outlined under "Process for Identifying Candidates" below.

     These procedures do not create a contract between us, on the one hand, and our securities holders or a candidate recommended by our securities holders, on the other hand. We reserve the right to change these procedures at any time, consistent with the requirements of applicable law and rules and regulations.

     As minimum qualifications, all candidates must have the following characteristics:

-    The highest personal and professional ethics, integrity and values;

- Broad-based skills and experience at an executive, policy-making level in business, academia, government or technology areas relevant to our activities;

- A willingness to devote sufficient time to become knowledgeable about our business and to carry out his duties and responsibilities effectively;

- A commitment to serve on the board for two years or more at the time of his initial election; and

-    Be between the ages of 30 and 70, at the time of his initial election.

     Process for Identifying and Evaluating Candidates. The nominating committee's process for identifying and evaluating candidates is:

- The chairman of the board, the nominating committee, or other board members identify the need to add new members to the board with specific criteria or to fill a vacancy on the board;

- The chair of the nominating committee initiates a search, working with staff support and seeking input from the members of the board and senior management, and hiring a search firm, if necessary;

- The nominating committee identifies an initial slate of candidates, including any recommended by security holders and accepted by the nominating committee, after taking account of the director qualifications criteria set forth above;

- The nominating committee determines if any board members have contacts with identified candidates and if necessary, uses a search firm;

- The chairman of the board, the chief executive officer and at least one member of the nominating committee interview prospective candidate(s);

- The nominating committee keeps the board informed of the selection progress;

-    The nominating committee meets to consider and approve final candidate(s);
     and

- The nominating committee presents selected candidate(s) to the board and seeks full board endorsement of such candidate(s).

     Executive Committee. Our board of directors has created an executive committee which will exercise all the powers and authority of the board between regular or special meetings of the board in the management of our business and affairs, except to the extent limited by Delaware law. The members of the committee are Billy V. Ray, Jr., H. Alec McLarty, Catherine B. McKee and David
S. Gergacz. We have adopted a charter for the executive committee. During the fiscal year ended April 30, 2005, our executive committee held two meetings, each of which was signified by a consent executed by each of the members of the committee.

     Finance Committee. Our board of directors has created a finance committee which will exercise all the powers and authority to approve on behalf of the board of directors, any and all strategies, plans, policies and actions related to corporate finance. The members of the committee are Neil Underwood, as chairman, John Jordan, Catherine B. McKee and Dennis C. Hayes. We have adopted a charter for the finance committee. During the fiscal year ended April 30, 2005, our finance committee held one meeting which was signified by a consent executed by each of the members of the committee.

     Code of Ethics. We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is designed to deter wrongdoing and to promote:

- Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

- Full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us;

-    Compliance with applicable governmental laws, rules and regulations;

- The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

-    Accountability for adherence to the code.

     We have filed with the SEC a copy of the code of ethics and have posted a copy of the code of ethics on our website at www.charys.com.

     We will provide to any person without charge, upon request, a copy of our code of ethics. Any such request should be directed to our corporate secretary at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30338, telephone
(678) 443-2300, or fax (678) 443-2320.

COMPENSATION OF DIRECTORS

     It is the policy of the board that compensation for independent directors should be equity-based. Employee directors are not paid for board service. Each non-employee director receives a fee for attending each meeting, $2,000 in person or $1,000 for telephonic attendance, plus reasonable travel fees. In addition, non-employee directors may receive project fees of $250 per hour and certain deal fees, which include an hourly fee to be approved by the board of directors for time spent on negotiations and/or due diligence, plus an introduction fee of two percent or a management fee (when the non-employee director plays a key role in the acquisition and negotiation process) of five percent of the purchase price to be paid in our stock, or if elected by the director, stock, note and cash in the same proportion as paid to the seller. Also, non-employee directors will receive stock grants and options. For the director's initial term, the director will receive 20,000 shares of our common stock and an option to purchase 100,000 shares, and will receive the same for each successive term of service. Upon resignation or failing to be re-elected the director will receive an additional 50,000 shares of our common stock.

     On July 14, 2004 the board of directors amended the compensation plan for independent directors to include a funding fee. Whereupon should an independent director arrange a source of financing and the transaction is actually funded, the director would receive a fee equal to three percent of the funding received by Charys.

                  APPROVAL OF THE CHARYS HOLDING COMPANY, INC.
                                   STOCK PLANS
                                  (PROPOSAL 2)

     Our stockholders are being asked to ratify the following Charys Holding Company, Inc. Stock Plans (the "Stock Plans"):

- Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004, adopted by our directors on July 19, 2004 and amended on October 13, 2004, with 966,664 shares of our common stock in the aggregate authorized for issuance under the Plan; and

- Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 2, adopted by our directors on December 16, 2004, with 250,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     As of the record date all 1,216,664 shares of our common stock authorized by the Stock Plans had been issued.

     The following is a summary of the principal features of the Stock Plans. Copies of the Stock Plans are attached to this proxy statement as Attachment B.
                                                                  ------------
Any stockholder who wishes to obtain copies of the Stock Plans may do so upon written request to our corporate secretary at our principal executive offices in Atlanta, Georgia. A copy of the proposed resolution approving the Stock Plans is contained in Attachment A to this proxy statement.
                ------------

PURPOSE OF THE STOCK PLANS

     The purpose of the Stock Plans is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of Charys Holding Company, Inc., and our subsidiaries, by offering them an opportunity to participate in our future performance through awards of stock bonuses.

     The Stock Plans will be administered by the compensation committee of the board of directors.

SHARE RESERVE

     Number of Shares Available. Subject to Section 12 of the Stock Plans, the total aggregate number of shares of our common stock reserved and available for grant and issuance pursuant to the Stock Plans will be 1,216,664 plus shares of our common stock that are subject to:

- An award granted but forfeited or repurchased by Charys Holding Company, Inc. at the original issue price; and

- An award that otherwise terminates without shares of our common stock being issued. At all times, Charys Holding Company, Inc. shall reserve and keep available a sufficient number of shares of our common stock as shall be required to satisfy the requirements of all outstanding but unvested awards granted under the Stock Plans.

     Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of Charys Holding Company, Inc. without consideration, then the number of shares of our common stock reserved for issuance under the Stock Plans, the number of shares of our common stock subject to other outstanding awards will be proportionately adjusted, subject to any required action by our board or the stockholders of Charys Holding Company, Inc. and compliance with applicable securities laws; provided, however, that fractions of a share will not be issued but will either be replaced by a cash payment equal to the fair market value of such fraction of a share or will be rounded up to the nearest whole share, as determined by the committee.

ELIGIBILITY

     Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of Charys Holding Company, Inc. or any parent or subsidiary of Charys Holding Company, Inc., provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital raising transaction.

RESTRICTED STOCK

     A Restricted Stock Award is an offer by Charys Holding Company, Inc. to sell to eligible person shares of our common stock that are subject to restrictions. The committee will determine to whom an offer will be made, the number of shares of our common stock the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the shares of our common stock will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following.

     Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to the Stock Plans will be evidenced by an Award Agreement (the "Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each participant) as the committee will from time to time approve, and will comply with and be subject to the terms and conditions of the Stock Plans. The offer of Restricted Stock will be accepted by the participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the shares of our common stock to Charys Holding Company, Inc. within 30 days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the shares of our common stock to Charys Holding Company, Inc. within 30 days, then the offer will terminate, unless otherwise extended by the committee.

     Purchase Price. The Purchase Price of shares of our common stock sold pursuant to a Restricted Stock Award will be determined by the committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be at least 100 percent of the fair market value. Payment of the Purchase Price must be made in accordance with Section 8 of the Stock Plans.

     Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such restrictions as the committee may impose. These restrictions may be based upon completion of a specified number of years of service with Charys Holding Company, Inc. or upon completion of the performance goals as set out in advance in the participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from participant to participant and between groups of participants. Prior to the grant of a Restricted Stock Award, the committee shall:

- Determine the nature, length and starting date of any performance period for the Restricted Stock Award;

- Select from among the Performance Factors to be used to measure performance goals, if any; and

- Determine the number of shares of our common stock that may be awarded to the participant. Prior to the payment of any Restricted Stock Award, the committee shall determine the extent to which such Restricted Stock Award has been earned. Performance periods may overlap and the participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different performance periods and have different performance goals and other criteria.

     Termination During Performance Period. If a participant is terminated during a performance period for any reason, then such participant will be entitled to payment (whether in shares of our common stock, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the committee determines otherwise.

STOCKHOLDER RIGHTS AND TRANSFERABILITY

     Awards granted under the Stock Plans, including any interest, will not be transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the participant an Award will be exercisable only by the participant. During the lifetime of the participant, any elections with respect to an Award may be made only by the participant unless otherwise determined by the committee and set forth in the Award Agreement.

GENERAL PROVISIONS

     Adoption and Stockholder Approval. The Stock Plans will become effective on the date on which it is adopted by our board of directors (the "effective date"). The Stock Plans shall be approved by the stockholders of Charys Holding Company, Inc. within 12 months before or after the date of adoption and the committee may grant Awards pursuant to the Stock Plans upon the effective date. In the event that stockholder approval of the Stock Plans is not obtained within the time period provided, all Awards granted shall be cancelled, any shares of our common stock issued pursuant to any Awards shall be cancelled and any purchase of shares of our common stock issued shall be rescinded.

     Term of Stock Plans/Governing Law. Unless earlier terminated as provided, the Stock Plans will terminate 10 years from the date of adoption, or, if earlier, the date of stockholder approval. The Stock Plans and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

     Amendment or Termination of the Stock Plans. Our board of directors may at any time terminate or amend the Stock Plans in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Stock Plans; provided, however, that our board of directors will not, without the approval of the stockholders of Charys Holding Company, Inc., amend the Stock Plans in any manner that requires stockholder approval.

     Nonexclusivity of the Stock Plans. Neither the adoption of the Stock Plans by our board of directors, the submission of the Stock Plans to the stockholders of Charys Holding Company, Inc. for approval, nor any provision of the Stock Plans will be construed as creating any limitations on the power of our board of directors to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Stock Plans, and such arrangements may be either generally applicable or applicable only in specific cases.

     Action by Committee. Any action permitted or required to be taken by the committee or any decision or determination permitted or required to be made by the committee pursuant to the Stock Plans shall be taken or made in the committee's sole and absolute discretion.

AWARD OF STOCK BONUSES

     Award of Stock Bonuses. A Stock Bonus is an award of shares of our common stock (which may consist of Restricted Stock) for extraordinary services rendered to Charys Holding Company, Inc. or any parent or subsidiary of Charys Holding Company, Inc. A Stock Bonus will be awarded pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each participant) as the committee will from time to time approve, and will comply with and be subject to the terms and conditions of the Stock Plans. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each participant) as the committee will from time to time approve, and will comply with and be subject to the terms and conditions of the Stock Plans. Stock Bonuses may vary from participant to participant and between groups of participants, and may be based upon the achievement of Charys Holding Company, Inc., parent or subsidiary and/or individual performance factors or upon such other criteria as the committee may determine.

     Terms of Stock Bonuses. The committee will determine the number of shares of our common stock to be awarded to the participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the committee will:

- Determine the nature, length and starting date of any performance period for each Stock Bonus;

- Select from among the Performance Factors to be used to measure the performance, if any; and

- Determine the number of shares of our common stock that may be awarded to the participant. Prior to the payment of any Stock Bonus, the committee shall determine the extent to which such Stock Bonuses have been earned. Performance periods may overlap and the participants may participate simultaneously with respect to Stock Bonuses that are subject to different performance periods and different performance goals and other criteria. The number of shares of our common stock may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the committee. The committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

     Form of Payment. The earned portion of a Stock Bonus may be paid to the participant by Charys Holding Company, Inc. either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the committee may determine. Payment may be made in the form of cash or whole shares of our common stock or a combination thereof, either in a lump sum payment or in installments, all as the committee will determine.

FEDERAL TAX CONSEQUENCES

     Direct Stock Issuance. With respect to the receipt of a stock award not subject to restriction, the participant would have ordinary income, at the time of receipt, in an amount equal to the difference between the fair market value of the stock received at such time and the amount, if any, paid by the holder for the stock award.

     With respect to the receipt of a stock award that is subject to restrictions, or certain repurchase rights of Charys Holding Company, Inc., unless the recipient of such stock award makes an "83(b) election" (as discussed below), generally, there will be no tax consequences as a result of such a stock award until the shares are no longer subject to a substantial risk of forfeiture or are transferable (free of such risk). We intend that, generally, when the restrictions are lifted, the holder will recognize ordinary income, and we will be entitled to a deduction, equal to the difference between the fair market value of the shares at such time and the amount, if any, paid by the holder for the stock. Subsequently realized changes in the value of the stock generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares are held prior to disposition of such shares. In general terms, if a holder makes an "83(b) election" (under Section 83(b) of the Code) upon the award of a stock award subject to restrictions (or certain repurchase rights of Charys Holding Company, Inc.), the holder will recognize ordinary income on the date of the award of the stock award, and we will be entitled to a deduction, equal to (i) the fair market value of such stock as though the stock were (A) not subject to a substantial risk of forfeiture or (B) transferable, minus (ii) the amount, if any, paid for the stock award. If an "83(b) election" is made, there will generally be no tax consequences to the holder upon the lifting of restrictions, and all subsequent appreciation in the stock award generally would be eligible for capital gains treatment.

ACCOUNTING TREATMENT

     Stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to our earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be amortized against our earnings over the period that the option shares or issued shares are to vest.

     Stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant generally will not result in any charge to our earnings, but Charys Holding Company, Inc., in accordance with Generally Accepted Accounting Principals, must disclose, in pro-forma statements to our financial statements, the impact those option grants would have upon our reported earnings (losses) were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining our earnings per share on a fully diluted basis.

NEW PLAN BENEFITS

                                       DOLLAR VALUE ($)  NUMBER OF UNITS  DOLLAR VALUE ($)  NUMBER OF UNITS
                                          2004 PLAN         2004 PLAN     2004 PLAN NO. 2   2004 PLAN NO. 2
Billy V. Ray, Jr. . . . . . . . . . .         -0-              -0-               -0-              -0-
Raymond J. Smith. . . . . . . . . . .         -0-              -0-               -0-              -0-
Richard Mangiarelli (1) . . . . . . .       520,000          400,000             -0-              -0-
John Jordan . . . . . . . . . . . . .         -0-              -0-               -0-              -0-
Alec McLarty. . . . . . . . . . . . .         -0-              -0-               -0-              -0-
Neil L. Underwood . . . . . . . . . .         -0-              -0-               -0-              -0-
David S. Gergacz. . . . . . . . . . .         -0-              -0-               -0-              -0-
Michael Oyster. . . . . . . . . . . .         -0-              -0-               -0-              -0-
Catherine B. McKee. . . . . . . . . .         -0-              -0-               -0-              -0-
Gisle Larsen. . . . . . . . . . . . .         -0-              -0-               -0-              -0-
Dennis C. Hayes . . . . . . . . . . .         -0-              -0-               -0-              -0-
Executive Group . . . . . . . . . . .         -0-              -0-               -0-              -0-
Non-Executive Director Group. . . . .       520,000          400,000             -0-              -0-
Non-Executive Officer Employee Group          -0-              -0-               -0-              -0-

--------------
(1) Janet Risher is the wife of Richard Mangiarelli. Ms. Risher was the recipient of 400,000 shares pursuant to the Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our common stock and Series A preferred stock present in person or represented by proxy at the meeting is required to approve the Stock Plans.

     Our board of directors recommends that stockholders vote FOR the ratification of the Stock Plans, and, unless a stockholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend so to vote.

           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                  (PROPOSAL 3)

     Subject to stockholder ratification, the board of directors has appointed Miller, Ray, Houser & Stewart LLP to serve as our independent public accountants for the fiscal years ending April 30, 2005 and 2006. Miller, Ray, Houser & Stewart LLP have served as our independent public accountants since April 28, 2005. Representatives of Miller, Ray, Houser & Stewart LLP are not expected to be present at the meeting. A copy of the proposed resolution ratifying the selection of Miller, Ray, Houser & Stewart LLP is contained in Attachment A to
                                                               ------------
this proxy statement.

AUDIT FEES

     The aggregate fees billed by Miller, Ray, Houser & Stewart LLP for professional services rendered for the preparation of our audited financial statements for the fiscal year ended April 30, 2005 were $80,000.

     The aggregate fees billed by Malone & Bailey, P.C. for professional services rendered for the preparation of our audited financial statements for the fiscal year ended April 30, 2005 were $-0-.

AUDIT-RELATED FEES

     There were no fees billed by Miller, Ray, Houser & Stewart LLP or Malone & Bailey, P.C. for assurance and related services that were reasonably related to the performance of the audit or review of our audited financial statements, other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees.

TAX FEES

     There were no fees billed by Miller, Ray, Houser & Stewart LLP or Malone & Bailey, P.C. for tax compliance, tax advice and planning, other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Miller, Ray, Houser & Stewart LLP for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X for our fiscal year ended April 30, 2005.

     There were no fees billed by Malone & Bailey, P.C. for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X for our fiscal year ended April 30, 2005.

ALL OTHER FEES

     There were no other fees billed by Miller, Ray, Houser & Stewart LLP or Malone & Bailey, P.C. for professional services rendered, other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees. Our audit committee considers the provision of these services to be compatible with maintaining the independence of Miller, Ray, Houser & Stewart LLP.

CHANGES IN OUR CERTIFYING ACCOUNTANT

     On April 28, 2005, we dismissed our certifying accountant, Malone & Bailey, P.C. The change in independent certifying accountant was approved by our board of directors.

     The reports of our financial statements for the years ended April 30, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or application of accounting principles, except that the report of Malone & Bailey, P.C. for the years ended April 30, 2004 and 2003, included an explanatory paragraph regarding substantial doubt as to our ability to continue as a going concern. During the years ended April 30, 2004 and 2003, and the subsequent interim period through April 28, 2005, we have not had any disagreements with Malone & Bailey, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     We engaged Miller, Ray, Houser & Stewart LLP as our certifying accountant as of April 28, 2005 for our fiscal years ending April 30, 2005 and 2006. We had not consulted Miller, Ray, Houser & Stewart LLP previously. There have been no unresolved disagreements with our auditors on matters of accounting or financial disclosure.

     A Current Report on Form 8-K was timely filed by us reflecting our change in our certifying accountant. The Current Report included the letter from Malone & Bailey, P.C. regarding the disclosures we made in that Current Report.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our common stock and Series A preferred stock present in person or represented by proxy at the meeting is required to approve the ratification of Miller, Ray, Houser & Stewart LLP as our independent public accountants.

     Our board of directors recommends that stockholders vote FOR the ratification of the selection of Miller, Ray, Houser & Stewart LLP as our independent public accountants for the fiscal years ending April 30, 2005 and 2006, and, unless a stockholder gives instructions on the proxy card to the contrary or a broker non-vote is indicated on the proxy card, the appointees named thereon intend so to vote.





                            INTENTIONALLY LEFT BLANK.

                             PRINCIPAL STOCKHOLDERS

     The following table presents information regarding the beneficial ownership of all shares of our common and preferred stock as of the record date by:

- Each person who owns beneficially more than five percent of the outstanding shares of our common stock;

- Each person who owns beneficially more than five percent of the outstanding shares of our preferred stock;

-    Each director;

-    Each named executive officer; and

-    All directors and officers as a group.

                                                      COMMON STOCK
                                                       BENEFICIALLY      PREFERRED STOCK BENEFICIALLY
                                                         OWNED(2)                  OWNED(2)
                                                    ------------------  ------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER(1)              NUMBER    PERCENT      NUMBER         PERCENT
--------------------------------------------------  ---------  -------  --------------  --------------
Billy V. Ray, Jr. (3). . . . . . . . . . . . . . .  2,185,150    18.21       1,000,000            52.6
Raymond J. Smith (4) . . . . . . . . . . . . . . .    600,000     5.00             -0-             -0-
Richard Mangiarelli (5). . . . . . . . . . . . . .    120,000     1.00             -0-             -0-
John Jordan (6). . . . . . . . . . . . . . . . . .    120,000     1.00             -0-             -0-
Alec McLarty (6) . . . . . . . . . . . . . . . . .    120,000     1.00             -0-             -0-
Neil L. Underwood (6). . . . . . . . . . . . . . .    120,000     1.00             -0-             -0-
David S. Gergacz (6) . . . . . . . . . . . . . . .    120,000     1.00             -0-             -0-
Michael Oyster (6) . . . . . . . . . . . . . . . .    120,000     1.00             -0-             -0-
Catherine B. McKee (6) . . . . . . . . . . . . . .    120,000     1.00             -0-             -0-
Gisle Larsen (6) . . . . . . . . . . . . . . . . .    120,000     1.00             -0-             -0-
Dennis C. Hayes (6). . . . . . . . . . . . . . . .    120,000     1.00             -0-             -0-
                                                    ---------  -------  --------------  --------------
All directors and officers as a group (11 persons)  3,865,150    32.22       1,000,000            52.6
                                                    =========  =======  ==============  ==============
The Frost National Bank (7). . . . . . . . . . . .    400,000     3.33         900,000            47.4
                                                    =========  =======  ==============  ==============
Janet Risher (5)(8). . . . . . . . . . . . . . . .    527,332     4.40             -0-             -0-
                                                    =========  =======  ==============  ==============
Richard Schmidt (9). . . . . . . . . . . . . . . .    687,332     5.73             -0-             -0-
                                                    =========  =======  ==============  ==============
Michael J. Novak (10). . . . . . . . . . . . . . .    525,087     4.38             -0-             -0-
                                                    =========  =======  ==============  ==============

------------
(1) Unless otherwise indicated, the address for each of these stockholders is c/o Charys Holding Company, Inc., 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30338. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares of our common and preferred stock beneficially owned.
(2) Beneficial ownership is determined in accordance with the rules of the SEC. As of the record date there were 8,408,649 shares of our common stock issued and outstanding. We also had options to purchase 2,600,000 shares of our common stock outstanding on the record date, of which 2,300,000 were fully vested and exercisable at any time. Moreover, pursuant to Consulting Agreements with Janet Risher and Richard Schmidt we have an obligation to issue an additional 3,000,000 shares, of which 574,664 are currently issuable. See, footnotes (8) and (9) below. Also, pursuant to Consulting Agreements with other individuals, we have an obligation to currently issue 14,212 shares of our common stock. The calculations in this table assume that all 2,300,000 currently exercisable options have been exercised, the 574,664 shares issuable to Ms. Risher and Mr. Schmidt have been issued, and the 14,212 shares due to other parties have been issued. In addition, the calculations in this table assume that the 400,000 shares of the Series B preferred stock held by The Frost National Bank have been converted into 400,000 shares of our common stock. See, footnote (7) below. Finally, we have an obligation to issue a warrant for the purchase of 862,069 shares of our common stock to CAPCO Financial Company in connection with the refinancing of our debt to The Frost National Bank. However, on the date of this proxy statement, we have not worked out the details of the warrant and the warrant is not included in our outstanding share total. Consequently, after allowing for all currently exercisable options, conversions and other required obligations to issue shares, for the purpose of determining the percentage of outstanding shares in accordance with the rules of the SEC, our outstanding shares are 11,997,525.
(3) Pursuant to the Amended and Restated Stock Purchase Agreement, Mr. Ray has the right to acquire an additional 2,237,222 shares of our common stock.
(4) Mr. Smith has options to purchase 600,000 shares of our common stock, all of which are fully vested.
(5) The wife of Mr. Mangiarelli, Janet Risher, has the right to acquire an additional 1,500,000 shares of our common stock pursuant to the Consulting Agreement, of which 287,332 shares are currently issuable. The 287,332 shares which are currently issuable are included in the 527,332 shares reflected above as being owned by Ms. Risher.
(6) Each of the listed directors was granted options to purchase 100,000 shares of our common stock at the time he became a director. The options are all fully vested.

(7) The Frost National Bank acquired 400,000 shares of our Series B preferred stock on April 28, 2005 and acquired an additional 500,000 shares of our Series C preferred stock on July 29, 2005 in connection with an agreement with The Frost National Bank relating to the restructuring of the credit facilities provided by The Frost National Bank to CCI Telecom dated March 11, 2005. The preferred shares do not have any voting rights. However, each share is convertible in one share of our common stock. In the case of the Series B preferred stock, all such shares are immediately convertible into 400,000 shares of our common stock. The Frost National Bank has the right to demand registration of any shares of our common stock into which the preferred shares are converted. The address for The Frost National Bank is P.O. Box 1600, San Antonio, Texas 78296.
(8) Janet Risher acquired 687,332 shares of our common stock in connection with a Consulting Agreement dated February 27, 2004. Ms. Risher has the right to acquire an additional 1,500,000 shares of our common stock pursuant to the Consulting Agreement, of which 287,332 shares are currently issuable. The 287,332 shares which are currently issuable are included in the 527,332 shares reflected above as being owned by Ms. Risher.
(9) Richard Schmidt acquired 687,332 shares of our common stock in connection with a Consulting Agreement dated February 27, 2004. Mr. Schmidt has the right to acquire an additional 1,500,000 shares of our common stock pursuant to the Consulting Agreement, of which 287,332 shares are currently issuable. The 287,332 shares which are currently issuable are included in the 687,332 shares reflected above as being owned by Mr. Schmidt.
(10) Mr. Novak owns 275,087 shares of our common stock directly. He is a controlling owner of CCI Associates, Ltd. which acquired an additional 250,000 shares of our common stock in connection with our acquisition of CCI Telecom. The CCI Telecom acquisition is discussed more fully in our Annual Report of Form 10-KSB/A for the fiscal year ended April 30, 2005, a copy of which has been provided with this proxy statement.

CERTAIN PROVISIONS WITH RESPECT TO MR. RAY'S SHARES

     On February 27, 2004, we, and Janet Risher, Richard Schmidt, and Billy V. Ray, Jr. executed a Stock Purchase Agreement, whereby Ms. Risher and Mr. Schmidt agreed to sell all of their shares of our common stock and preferred stock to Mr. Ray. The Stock Purchase Agreement was amended and restated on May 25, 2004. As a result of the execution of the Stock Purchase Agreement on February 27, 2004, there was a change of control.

     At the closing of the Stock Purchase Agreement, Ms. Risher and Mr. Schmidt sold to Mr. Ray 21,851,503 shares of our common stock and 1,000,000 shares of our preferred stock. Mr. Ray purchased the shares the sum of $250,000 pursuant to a promissory note. The shares transferred to Mr. Ray contained a legend restricting the transfer thereof as required by the Securities Act of 1933. The Stock Purchase Agreement had initially contemplated that there would be a delayed closing until such time as the note was paid in full and all other terms of the Stock Purchase Agreement were satisfied. However, the parties agreed to eliminate the conditions to the closing and treat the sale of the shares as completed. The note was previously is payable in installments with the first payment of $25,000 being due and payable on or before July 25, 2004.
Thereafter, the note was to be due and payable in nine monthly installments of $25,000 each, payable on the last day of each and every calendar month, beginning on August 31, 2004, and continuing regularly thereafter until the whole of said principal amount has been duly paid. However, the note has been amended to provide for payment of $25,000 per month for six months, beginning on September 20, 2005. The note continues to be secured by a Stock Pledge Agreement between Mr. Ray, Ms. Risher and Mr. Schmidt covering the shares.

     The Stock Purchase Agreement contains a requirement that for so long as Mr. Ray owns the shares of our common stock purchased thereunder, he agrees to vote his shares to not increase the number of directors to more than 11 members and to elect or retain as directors Richard Mangiarelli and John Jordan for a period of three years from the date of the Stock Purchase Agreement.

     Other than as stated above:

- There are no arrangements, known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of Charys Holding Company, Inc.

- There are no arrangements or understandings among members of both the former and the new control groups and their associates with respect to election of directors or other matters.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning the compensation earned by the named executive officers (determined as of the end of the last fiscal year) for services rendered in all capacities to Charys Holding Company, Inc. and our subsidiaries for the fiscal years ended April 30, 2005, 2004, and 2003:

---------------------------------------------------------------------------------------------------------------------
                                    ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                               ------------------------------  ---------------------------------------
                                                                         AWARDS               PAYOUTS
                                                               -----------------------------  --------
                                                                RESTRICTED    SECURITIES
   NAME AND PRINCIPAL  FISCAL                    OTHER ANNUAL     STOCK        UNDERLYING       LTIP     ALL OTHER
       POSITION         YEAR    SALARY   BONUS   COMPENSATION    AWARD(S)   OPTIONS/SARS (#)   PAYOUTS  COMPENSATION
=====================================================================================================================
Billy V. Ray, Jr.,       2005  $   -0-  $  -0-  $         -0-  $       -0-               -0-  $    -0-  $         -0-
CEO, Secretary and       2004  $   -0-  $  -0-  $         -0-  $       -0-               -0-  $    -0-  $         -0-
Director (1)             2003      N/A     N/A            N/A          N/A               N/A       N/A            N/A

Raymond J. Smith,        2005  $   -0-  $  -0-  $         -0-  $       -0-           450,000  $    -0-  $         -0-
CFO (2)                  2004  $   -0-  $  -0-  $         -0-  $       -0-           150,000  $    -0-  $         -0-
                         2003      N/A     N/A            N/A          N/A               N/A       N/A            N/A

Benjamin F. Holcomb,     2005  $   -0-  $  -0-  $         -0-  $       -0-               -0-  $    -0-  $         -0-
COO and President (3)    2004  $   -0-  $  -0-  $         -0-  $       -0-           300,000  $    -0-  $         -0-
                         2003      N/A     N/A            N/A          N/A               N/A       N/A            N/A
---------------------------------------------------------------------------------------------------------------------

(1) Mr. Ray's management contract commenced in 2004 and includes an automobile allowance of $500 per month.
(2) Mr. Smith's management contract commenced in 2004 and includes an automobile allowance of $500 per month.
(3) Mr. Holcomb's management contract commenced in 2004 and includes an automobile allowance of $500 per month. His employment was terminated effective July 22, 2005.

Employment  Agreements

     On June 15, 2004 Billy V. Ray, Jr., Benjamin F. Holcomb, and Raymond J. Smith executed employment agreements with us, copies of which were filed as exhibits to our Annual Report of Form 10-KSB for the fiscal year ended April 30, 2004. On June 25, 2004 at a Special Meeting of Directors, the full board approved the employment agreements for Messrs. Ray, Holcomb, and Smith. Each agreement will terminate on November 30, 2006, subject to an automatic renewal provision. However, as discussed below, Mr. Holcomb's employment agreement terminated on July 22, 2005. In addition, in March, 2005 we executed employment agreements with officers of our wholly-owned subsidiary CCI Telecom, Michael J. Novak, Jimmy J. Taylor, F. Dale Ponder and Roger J. Benavides. The basic terms of each agreement are as follows:

     Pursuant to the terms of Mr. Ray's agreement with us, Mr. Ray serves as our chief executive officer. Mr. Ray's agreement automatically renews for an additional three year term at the conclusion of the initial or successive three year terms. Mr. Ray receives a base salary which varies according to the levels of our revenue and is set forth in Appendix A to Mr. Ray's employment agreement.
                                   ----------
Mr. Ray is eligible to receive a bonus, car allowance and other benefits in addition to his base salary.

     Pursuant to the terms of Mr. Holcomb's agreement with us, Mr. Holcomb was to serve as our president and chief operating officer. Mr. Holcomb was to receive a base salary which was to vary according to the levels of our revenue. As part of his compensation pursuant to the employment agreement, Mr. Holcomb also received an option to purchase 300,000 shares of our common stock. Mr. Holcomb's employment was terminated effective July 22, 2005.

     Pursuant to the terms of Mr. Smith's agreement with us, Mr. Smith serves as our vice president and chief financial officer. Mr. Smith's agreement automatically renews for an additional three year term at the conclusion of the initial or successive three year terms. Mr. Smith receives a base salary which varies according to the levels of our revenue and is set forth in Appendix A to
                                                                  ----------
Mr. Smith's employment agreement. Mr. Smith is eligible to receive a bonus, car allowance and other benefits in addition to his base salary. As part of his compensation pursuant to the employment agreement, Mr. Smith also received an option to purchase 600,000 shares of our common stock as part of his agreement.

     Pursuant to the terms of Mr. Novak's agreement with CCI, Mr. Novak serves as CCI's chief executive officer. Mr. Novak's agreement automatically renews for an additional three year term at the conclusion of the initial or successive three year terms. Mr. Novak receives an annual base salary of $175,000. Mr. Novak is eligible to receive a bonus per the "2005 and 2006 Bonus Plan" and the "Special Merger Bonus Plan," car allowance and other benefits in addition to his base salary.

     Pursuant to the terms of Mr. Taylor's agreement with CCI, Mr. Taylor serves as executive vice president of CCI. Mr. Taylor's agreement automatically renews for an additional three year term at the conclusion of the initial or successive three year terms. Mr. Taylor receives an annual base salary of $150,000. Mr. Taylor is eligible to receive a bonus per the "2005 and 2006 Bonus Plan," car allowance and other benefits in addition to his base salary.

     Pursuant to the terms of Mr. Ponder's agreement with CCI, Mr. Ponder serves as CCI's chief operating officer. Mr. Ponder's agreement automatically renews for an additional three year term at the conclusion of the initial or successive three year terms. Mr. Ponder receives an annual base salary of $110,500. Mr. Ponder is eligible to receive a bonus per the "2005 and 2006 Bonus Plan," car allowance and other benefits in addition to his base salary.

     Pursuant to the terms of Mr. Benavides' agreement with CCI, Mr. Benavides serves as CCI's chief financial officer. Mr. Benavides' agreement automatically renews for an additional three year term at the conclusion of the initial or successive three year terms. Mr. Benavides receives an annual base salary of $110,500. Mr. Benavides is eligible to receive a bonus per the "2005 and 2006 Bonus Plan" and the "Special Merger Bonus Plan," car allowance and other benefits in addition to his base salary.

     We have entered into consulting agreements for various services, including public relations, marketing, technology transfer and engineering services. We typically have compensated our consultants through stock options and share issuances.

STOCK OPTIONS AND SAR GRANTS IN THE LAST FISCAL YEAR

=========================================================================================================
                           INDIVIDUAL GRANTS                              POTENTIAL REALIZABLE VALUE
======================================================================      AT ASSUMED ANNUAL RATES
                              PERCENT OF                                  OF STOCK PRICE APPRECIATION
                NUMBER OF        TOTAL                                          FOR OPTION TERM
                SECURITIES   OPTIONS/SARS                               =================================
                UNDERLYING    GRANTED TO     EXERCISE OF
               OPTION/SARS   EMPLOYEES IN    BASE PRICE    EXPIRATION
    NAME       GRANTED (#)    FISCAL YEAR      ($/SH)         DATE          5% ($)           10% ($)
=========================================================================================================
Billy V. Ray,
Jr., CEO                -0-           -0-             -0-         -0-               -0-               -0-
=========================================================================================================
Raymond J.
Smith, CFO          600,000           100%  $        0.40     4/28/15  $        390,935  $        622,498
=========================================================================================================
Benjamin F.
Holcomb,
COO and
President           300,000           100%  $        0.40     6/16/14  $        195,467  $        311,429
=========================================================================================================

     Benjamin F. Holcomb's employment was terminated effective July 22, 2005.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In establishing compensation levels, our board of directors has endeavored to ensure the compensation programs for our executive officers were effective in attracting and retaining key executives responsible for our success and were administered in an appropriate fashion in our long-term best interests and those of our stockholders. In that regard, our board of directors sought to align the total compensation for our executive officers with our performance and the individual performance of each of our executive officers in assisting us in accomplishing our goals.

     All actions of the board with respect to the compensation of Messrs. Ray, Holcomb and Smith were taken without their involvement. Messrs. McLarty, Underwood and Larsen, three of our directors, participated in deliberations concerning officer and key employee base compensation, while bonuses and ISO were authorized by the action of the entire board of directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INTEREST IN STOCK PLANS

     Pursuant to a Consulting Agreement dated February 27, 2004, Janet Risher, the wife of Richard Mangiarelli and one of our directors, acquired 400,000 shares of our common stock, all of which were registered on a Form S-8 registration statement pursuant to our Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004, adopted by our directors on July 19, 2004 and amended on October 13, 2004. See, Proposal 2 of this proxy statement where our stockholders are being asked to ratify the Stock Plans.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Exchange Act, our directors and certain of our officers, and persons holding more than 10 percent of our common stock are required to file forms reporting their beneficial ownership of our common stock and subsequent changes in that ownership with the Securities and Exchange Commission. Such persons are also required to furnish us with copies of all forms so filed.

     Based solely upon a review of copies of such forms filed on Forms 3, 4, and 5, we are aware of nine persons who during the year ended April 30, 2005, were directors, officers, or beneficial owners of more than 10 percent of our common stock, and who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 during such fiscal year as follows:

- John Jordan was a director during the year ended April 30, 2005. Mr. Jordan failed to timely file a Form 4 during the year ended April 30, 2005.

- H. Alec McLarty was a director during the year ended April 30, 2005. Mr. McLarty failed to timely file a Form 4 during the year ended April 30, 2005.

- Neil L. Underwood was a director during the year ended April 30, 2005. Mr. Underwood failed to timely file a Form 3 during the year ended April 30, 2005.

- David S. Gergacz was a director during the year ended April 30, 2005. Mr. Gergacz failed to timely file a Form 3 during the year ended April 30, 2005.

- Michael Oyster was a director during the year ended April 30, 2005. Mr. Oyster failed to timely file a Form 3 during the year ended April 30, 2005.

- Catherine B. McKee was a director during the year ended April 30, 2005. Ms. McKee failed to timely file a Form 4 during the year ended April 30, 2005.

- Gisle Larsen was a director during the year ended April 30, 2005. Mr. Larsen failed to timely file a Form 3 during the year ended April 30, 2005.

- Richard Mangiarelli was a director during the year ended April 30, 2005. Mr. Mangiarelli failed to timely file a Form 4 during the year ended April 30, 2005.

- Dennis C. Hayes was a director during the year ended April 30, 2005. Mr. Hayes failed to timely file a Form 3 during the year ended April 30, 2005.

                           FORM 10-KSB/A ANNUAL REPORT

     Our Annual Report on Form 10-KSB/A for the year ended April 30, 2005 is incorporated herein by reference.

                            EXHIBITS TO ANNUAL REPORT

     WE HAVE FURNISHED OUR ANNUAL REPORT ON FORM 10-KSB/A FOR THE YEAR ENDED APRIL 30, 2005, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH ANY EXHIBIT TO THE FORM 10-KSB/A UPON THE PAYMENT OF A SPECIFIED REASONABLE FEE WHICH FEE SHALL BE LIMITED TO OUR REASONABLE EXPENSES IN FURNISHING ANY SUCH EXHIBIT. ANY REQUEST SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT 1117 PERIMETER CENTER WEST, SUITE N415, ATLANTA, GEORGIA 30338, OR TELEPHONE (678) 443-2300.

                                  OTHER MATTERS

     Our board of directors is not aware of any matter to be presented for action at the meeting other than the matters set forth in this proxy statement. Should any other matter requiring a vote of the stockholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of Charys Holding Company, Inc. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

          STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the 2006 Annual Meeting of Stockholders must be received by Charys Holding Company, Inc. by July 31, 2006 to be considered for inclusion in the proxy statement and form of proxy relating to the 2006 meeting.

                                            By Order of the Board of Directors,

                                            /s/ Billy V. Ray, Jr.

                                            Billy V. Ray, Jr.
                                            Chairman and Chief Executive Officer

                                  ATTACHMENT A
                            RESOLUTIONS TO BE ADOPTED
                             BY THE STOCKHOLDERS OF
                          CHARYS HOLDING COMPANY, INC.
                                 (the "Company")

          RESOLVED, that the following individuals are hereby elected to serve as Directors of the Company until their successors are elected and qualified:

                                 Michael Oyster
                                  Gisle Larsen
                                 Dennis C. Hayes

          RESOLVED FURTHER, that the Company's Stock Plans, previously approved by the Directors, and included in Attachment B to the Company's proxy
                                             ------------
     statement dated September 8, 2005 are hereby approved and ratified in all respects; and

          RESOLVED FURTHER, that the selection of Miller, Ray, Houser & Stewart LLP as the Company's independent auditors for the fiscal years ended April 30, 2005 and 2006 is hereby ratified in all respects; and

          RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

                                  ATTACHMENT B

                                   STOCK PLANS

                          CHARYS HOLDING COMPANY, INC.
       AMENDED NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN
                                FOR THE YEAR 2004


     1.   Introduction.  This  Plan  shall  be  known  as  the  "Charys  Holding
          ------------
Company, Inc. Amended Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004" and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable Charys Holding Company, Inc., a Delaware corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining Amended Non-Employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

     2.   Definitions.  The  following  terms  shall have the meanings set forth
          -----------
below:

     "Board"  means  the  Board  of  Directors  of  the  Company.

     "Change  of  Control"  has the meaning set forth in Paragraph 12(d) hereof.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

     "Committee" means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

     "Common  Stock"  has  the  meaning  set  forth  in  Paragraph  1  hereof.

     "Company"  has  the  meaning  set  forth  in  Paragraph  1  hereof.

     "Consultants" means the Company's consultants and advisors only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

     "Deferral  Election"  has  the  meaning  set  forth  in Paragraph 6 hereof.

     "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

     "Delivery  Date"  has  the  meaning  set  forth  in  Paragraph  6  hereof.

     "Director" means an individual who is a member of the Board of Directors of the Company.

     "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

     "Effective  Date"  has  the  meaning  set  forth  in  Paragraph  3  hereof.

     "Exchange  Act"  has  the  meaning  set  forth  in  Paragraph 12(d) hereof.

     "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     "Participant"  has  the  meaning  set  forth  in  Paragraph  4  hereof.

     "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

     "Stock  Retainer"  has  the  meaning  set  forth  in  Paragraph  5  hereof.

     "Third  Anniversary"  has  the  meaning  set  forth  in Paragraph 6 hereof.

     3.   Effective  Date  of  the  Plan.  This  Plan  was  adopted by the Board
          ------------------------------
effective  October  13,  2004  (the  "Effective  Date").

     4.   Eligibility.  Each  individual  who is a Director or Consultant on the
          -----------
Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

     5.   Grants  of  Shares.  Commencing  on  the Effective Date, the amount of
          ------------------
compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan. The deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant. In the case of any person who owns securities possessing more than ten percent of the combined voting power of all classes of securities of the issuer or its parent or subsidiaries possessing voting power, the deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall be at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant.

     6.   Deferral Option.  From and after the Effective Date, a Participant may
          ---------------
make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"), (b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

     Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

     7.   Deferred  Stock Accounts.  The Company shall maintain a Deferred Stock
          ------------------------
Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

     8.   Delivery  of  Shares.
          --------------------

     (a) The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

     (b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 8.

     9.   Share  Certificates;  Voting  and  Other Rights.  The certificates for
          -----------------------------------------------
shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

     10.   General  Restrictions.
           ---------------------

          (a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

               (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

               (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

               (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

          (b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

     11.  Shares  Available.  Subject  to Paragraph 12 below, the maximum number
          -----------------
of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 966,664. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market.

     12.  Adjustments;  Change  of  Control.
          ---------------------------------

          (a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),
(i) the Deferred Stock Accounts shall be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall likewise be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee shall appropriately adjust any other relevant provisions of this Plan and any such modification by the Committee shall be binding and conclusive on all persons.

          (b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

          (c) In lieu of the adjustment contemplated by Paragraph 12(a), in the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

          (d) For purposes of this Plan, Change of Control shall mean any of the following events:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 80 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph (iii) of this Paragraph 12(d) are satisfied; or

               (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

               (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     13.  Administration;  Amendment  and  Termination.
          --------------------------------------------

          (a) This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

          (b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under
Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Delaware law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

     14.  Restrictions  on  Transfer.  Each Stock Option granted under this Plan
          --------------------------
shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     15.  Term  of  Plan.  No shares of the Common Stock shall be issued, unless
          --------------
and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective October 13, 2004, and shall expire on October 13, 2014.

     16.  Approval.  This Plan must be approved by a majority of the outstanding
          --------
securities entitled to vote within 12 months before or after this Plan is adopted or the date the agreement is entered into. Any securities purchased before security holder approval is obtained must be rescinded if security holder approval is not obtained within 12 months before or after this Plan is adopted or the agreement is entered into. Such securities shall not be counted in determining whether such approval is obtained.

     17.  Governing  Law.  This  Plan  and all actions taken thereunder shall be
          --------------
governed by, and construed in accordance with, the laws of the State of Delaware.

     18.  Information to Shareholders.  The Company shall furnish to each of its
          ---------------------------
stockholders  financial  statements  of  the  Company  at  least  annually.

     19.  Miscellaneous.
          -------------

          (a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

          (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

     IN WITNESS WHEREOF, this Plan has been executed effective as of October 13, 2004.


                                   CHARYS HOLDING COMPANY, INC.



                                   By /s/ Billy V. Ray, Jr.
                                      ------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer

                          CHARYS HOLDING COMPANY, INC.
           NON-EMPLOYEE DIRECTORS AND CONSULTANTS RETAINER STOCK PLAN
                             FOR THE YEAR 2004 NO. 2


     1.     Introduction.  This  Plan  shall  be  known  as  the "Charys Holding
            ------------
Company, Inc. Non-Employee Directors and Consultants Retainer Stock Plan for the Year 2004 No. 2" and is hereinafter referred to as the "Plan." The purposes of this Plan are to enable Charys Holding Company, Inc., a Delaware corporation (the "Company"), to promote the interests of the Company and its stockholders by attracting and retaining non-employee Directors and Consultants capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's stockholders, by paying their retainer or fees in the form of shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

     2.     Definitions.  The  following terms shall have the meanings set forth
            -----------
below:

     "Board"  means  the  Board  of  Directors  of  the  Company.

     "Change  of  Control"  has the meaning set forth in Paragraph 12(d) hereof.

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

     "Committee" means the committee that administers this Plan, as more fully defined in Paragraph 13 hereof.

     "Common  Stock"  has  the  meaning  set  forth  in  Paragraph  1  hereof.

     "Company"  has  the  meaning  set  forth  in  Paragraph  1  hereof.

     "Consultants" means the Company's consultants and advisors only if: (i) they are natural persons; (ii) they provide bona fide services to the Company; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

     "Deferral  Election"  has  the  meaning  set  forth  in Paragraph 6 hereof.

     "Deferred Stock Account" means a bookkeeping account maintained by the Company for a Participant representing the Participant's interest in the shares credited to such Deferred Stock Account pursuant to Paragraph 7 hereof.

     "Delivery  Date"  has  the  meaning  set  forth  in  Paragraph  6  hereof.

     "Director" means an individual who is a member of the Board of Directors of the Company.

     "Dividend Equivalent" for a given dividend or other distribution means a number of shares of the Common Stock having a Fair Market Value, as of the record date for such dividend or distribution, equal to the amount of cash, plus the Fair Market Value on the date of distribution of any property, that is distributed with respect to one share of the Common Stock pursuant to such dividend or distribution; such Fair Market Value to be determined by the Committee in good faith.

     "Effective  Date"  has  the  meaning  set  forth  in  Paragraph  3  hereof.

     "Exchange  Act"  has  the  meaning  set  forth  in  Paragraph 12(d) hereof.

     "Fair Market Value" means the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on The Nasdaq Stock Market, or, if not so listed on any other national securities exchange or The Nasdaq Stock Market, then the average of the bid price of the Common Stock during the last five trading days on the OTC Bulletin Board immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of March, June, September, or December in any year closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined by adding as of the applicable date called for herein the capital, surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock outstanding as of said date, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

     "Participant"  has  the  meaning  set  forth  in  Paragraph  4  hereof.

     "Payment Time" means the time when a Stock Retainer is payable to a Participant pursuant to Paragraph 5 hereof (without regard to the effect of any Deferral Election).

     "Stock  Retainer"  has  the  meaning  set  forth  in  Paragraph  5  hereof.

     "Third  Anniversary"  has  the  meaning  set  forth  in Paragraph 6 hereof.

     3.     Effective  Date  of  the  Plan.  This  Plan was adopted by the Board
            ------------------------------
effective  December  16,  2004  (the  "Effective  Date").

     4.     Eligibility.  Each individual who is a Director or Consultant on the
            -----------
Effective Date and each individual who becomes a Director or Consultant thereafter during the term of this Plan, shall be a participant (the "Participant") in this Plan, in each case during such period as such individual remains a Director or Consultant and is not an employee of the Company or any of its subsidiaries. Each credit of shares of the Common Stock pursuant to this Plan shall be evidenced by a written agreement duly executed and delivered by or on behalf of the Company and a Participant, if such an agreement is required by the Company to assure compliance with all applicable laws and regulations.

     5.     Grants  of  Shares.  Commencing on the Effective Date, the amount of
            ------------------
compensation for service to directors or consultants shall be payable in shares of the Common Stock (the "Stock Retainer") pursuant to this Plan. The deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of the grant. In the case of any person who owns securities possessing more than ten percent of the combined voting power of all classes of securities of the issuer or its parent or subsidiaries possessing voting power, the deemed issuance price of shares of the Common Stock subject to each Stock Retainer shall be at least 100 percent of the Fair Market Value of the Common Stock on the date of the grant.

     6.     Deferral  Option.  From  and after the Effective Date, a Participant
            ----------------
may make an election (a "Deferral Election") on an annual basis to defer delivery of the Stock Retainer specifying which one of the following ways the Stock Retainer is to be delivered (a) on the date which is three years after the Effective Date for which it was originally payable (the "Third Anniversary"),
(b) on the date upon which the Participant ceases to be a Director or Consultant for any reason (the "Departure Date") or (c) in five equal annual installments commencing on the Departure Date (the "Third Anniversary" and "Departure Date" each being referred to herein as a "Delivery Date"). Such Deferral Election shall remain in effect for each Subsequent Year unless changed, provided that, any Deferral Election with respect to a particular Year may not be changed less than six months prior to the beginning of such Year, and provided, further, that no more than one Deferral Election or change thereof may be made in any Year.

     Any Deferral Election and any change or revocation thereof shall be made by delivering written notice thereof to the Committee no later than six months prior to the beginning of the Year in which it is to be effected; provided that, with respect to the Year beginning on the Effective Date, any Deferral Election or revocation thereof must be delivered no later than the close of business on the 30th day after the Effective Date.

     7.     Deferred  Stock  Accounts.  The  Company  shall  maintain a Deferred
            -------------------------
Stock Account for each Participant who makes a Deferral Election to which shall be credited, as of the applicable Payment Time, the number of shares of the Common Stock payable pursuant to the Stock Retainer to which the Deferral Election relates. So long as any amounts in such Deferred Stock Account have not been delivered to the Participant under Paragraph 8 hereof, each Deferred Stock Account shall be credited as of the payment date for any dividend paid or other distribution made with respect to the Common Stock, with a number of shares of the Common Stock equal to (a) the number of shares of the Common Stock shown in such Deferred Stock Account on the record date for such dividend or distribution multiplied by (b) the Dividend Equivalent for such dividend or distribution.

     8.     Delivery  of  Shares.
            --------------------

     (a) The shares of the Common Stock in a Participant's Deferred Stock Account with respect to any Stock Retainer for which a Deferral Election has been made (together with dividends attributable to such shares credited to such Deferred Stock Account) shall be delivered in accordance with this Paragraph 8 as soon as practicable after the applicable Delivery Date. Except with respect to a Deferral Election pursuant to Paragraph 6 hereof, or other agreement between the parties, such shares shall be delivered at one time; provided that, if the number of shares so delivered includes a fractional share, such number shall be rounded to the nearest whole number of shares. If the Participant has in effect a Deferral Election pursuant to Paragraph 6 hereof, then such shares shall be delivered in five equal annual installments (together with dividends attributable to such shares credited to such Deferred Stock Account), with the first such installment being delivered on the first anniversary of the Delivery Date; provided that, if in order to equalize such installments, fractional shares would have to be delivered, such installments shall be adjusted by rounding to the nearest whole share. If any such shares are to be delivered after the Participant has died or become legally incompetent, they shall be delivered to the Participant's estate or legal guardian, as the case may be, in accordance with the foregoing; provided that, if the Participant dies with a Deferral Election pursuant to Paragraph 6 hereof in effect, the Committee shall deliver all remaining undelivered shares to the Participant's estate immediately. References to a Participant in this Plan shall be deemed to refer to the Participant's estate or legal guardian, where appropriate.

     (b) The Company may, but shall not be required to, create a grantor trust or utilize an existing grantor trust (in either case, "Trust") to assist it in accumulating the shares of the Common Stock needed to fulfill its obligations under this Paragraph 8. However, Participants shall have no beneficial or other interest in the Trust and the assets thereof, and their rights under this Plan shall be as general creditors of the Company, unaffected by the existence or nonexistence of the Trust, except that deliveries of Stock Retainers to Participants from the Trust shall, to the extent thereof, be treated as satisfying the Company's obligations under this Paragraph 8.

     9.     Share  Certificates;  Voting and Other Rights.  The certificates for
            ---------------------------------------------
shares delivered to a Participant pursuant to Paragraph 8 above shall be issued in the name of the Participant, and from and after the date of such issuance the Participant shall be entitled to all rights of a stockholder with respect to the Common Stock for all such shares issued in his name, including the right to vote the shares, and the Participant shall receive all dividends and other distributions paid or made with respect thereto.

     10.     General  Restrictions.
             ---------------------

          (a) Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of the Common Stock under this Plan prior to fulfillment of all of the following conditions:

               (i) Listing or approval for listing upon official notice of issuance of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be a market for the Common Stock;

               (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, upon the advice of counsel, deem necessary or advisable; and

               (iii) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, after receiving the advice of counsel, determine to be necessary or advisable.

          (b) Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for the Participants.

     11.     Shares  Available.  Subject  to  Paragraph  12  below,  the maximum
             -----------------
number of shares of the Common Stock which may in the aggregate be paid as Stock Retainers pursuant to this Plan is 250,000. Shares of the Common Stock issuable under this Plan may be taken from treasury shares of the Company or purchased on the open market.

     12.     Adjustments;  Change  of  Control.
             ---------------------------------

          (a) In the event that there is, at any time after the Board adopts this Plan, any change in corporate capitalization, such as a stock split, combination of shares, exchange of shares, warrants or rights offering to purchase the Common Stock at a price below its Fair Market Value, reclassification, or recapitalization, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, stock dividend, or other extraordinary distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company (each of the foregoing a "Transaction"), in each case other than any such Transaction which constitutes a Change of Control (as defined below),
(i) the Deferred Stock Accounts shall be credited with the amount and kind of shares or other property which would have been received by a holder of the number of shares of the Common Stock held in such Deferred Stock Account had such shares of the Common Stock been outstanding as of the effectiveness of any such Transaction, (ii) the number and kind of shares or other property subject to this Plan shall likewise be appropriately adjusted to reflect the effectiveness of any such Transaction, and (iii) the Committee shall appropriately adjust any other relevant provisions of this Plan and any such modification by the Committee shall be binding and conclusive on all persons.

          (b) If the shares of the Common Stock credited to the Deferred Stock Accounts are converted pursuant to Paragraph 12(a) into another form of property, references in this Plan to the Common Stock shall be deemed, where appropriate, to refer to such other form of property, with such other modifications as may be required for this Plan to operate in accordance with its purposes. Without limiting the generality of the foregoing, references to delivery of certificates for shares of the Common Stock shall be deemed to refer to delivery of cash and the incidents of ownership of any other property held in the Deferred Stock Accounts.

          (c) In lieu of the adjustment contemplated by Paragraph 12(a), in the event of a Change of Control, the following shall occur on the date of the Change of Control (i) the shares of the Common Stock held in each Participant's Deferred Stock Account shall be deemed to be issued and outstanding as of the Change of Control; (ii) the Company shall forthwith deliver to each Participant who has a Deferred Stock Account all of the shares of the Common Stock or any other property held in such Participant's Deferred Stock Account; and (iii) this Plan shall be terminated.

          (d) For purposes of this Plan, Change of Control shall mean any of the following events:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 80 percent or more of either (1) the then outstanding shares of the Common Stock of the Company (the "Outstanding Company Common Stock"), or (2) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A), (B) and (C) of paragraph
(iii)  of  this  Paragraph  12(d)  are  satisfied;  or

               (ii) Individuals who, as of the date hereof, constitute the Board of the Company (as of the date hereof, "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) Approval by the stockholders of the Company of a reorganization, merger, binding share exchange or consolidation, unless, following such reorganization, merger, binding share exchange or consolidation
(A) more than 60 percent of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, binding share exchange or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, binding share exchange or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger, binding share exchange or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger, binding share exchange or consolidation, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger, binding share exchange or consolidation or the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, binding share exchange or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, binding share exchange or consolidation; or

               (iv) Approval by the stockholders of the Company of (1) a complete liquidation or dissolution of the Company, or (2) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60 percent of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20 percent or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20 percent or more of, respectively, then outstanding shares of common stock of such corporation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were members of the

Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

     13.     Administration;  Amendment  and  Termination.
             --------------------------------------------

          (a) This Plan shall be administered by a committee consisting of two members who shall be the current directors of the Company or senior executive officers or other directors who are not Participants as may be designated by the Chief Executive Officer (the "Committee"), which shall have full authority to construe and interpret this Plan, to establish, amend and rescind rules and regulations relating to this Plan, and to take all such actions and make all such determinations in connection with this Plan as it may deem necessary or desirable.

          (b) The Board may from time to time make such amendments to this Plan, including to preserve or come within any exemption from liability under
Section 16(b) of the Exchange Act, as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, provided that, to the extent required under Delaware law or to qualify transactions under this Plan for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be adopted without further approval of the Company's stockholders and, provided, further, that if and to the extent required for this Plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to this Plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of the Common Stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate this Plan at any time by a vote of a majority of the members thereof.

     14.     Restrictions  on  Transfer.  Each  Stock  Option granted under this
             --------------------------
Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

     15.     Term  of  Plan.  No  shares  of  the  Common Stock shall be issued,
             --------------
unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met. This Plan was adopted by the Board effective December 16, 2004, and shall expire on December 16, 2014.

     16.     Governing Law.  This Plan and all actions taken thereunder shall be
             -------------
governed by, and construed in accordance with, the laws of the State of Delaware.

     17.     Information  to Shareholders.  The Company shall furnish to each of
             ----------------------------
its  stockholders  financial  statements  of  the  Company  at  least  annually.

     18.     Miscellaneous.
             -------------

          (a) Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Director for reelection by the Company's stockholders or to limit the rights of the stockholders to remove any Director.

          (b) The Company shall have the right to require, prior to the issuance or delivery of any shares of the Common Stock pursuant to this Plan, that a Participant make arrangements satisfactory to the Committee for the withholding of any taxes required by law to be withheld with respect to the issuance or delivery of such shares, including, without limitation, by the withholding of shares that would otherwise be so issued or delivered, by withholding from any other payment due to the Participant, or by a cash payment to the Company by the Participant.

IN WITNESS WHEREOF, this Plan has been executed effective as of December 16, 2004.

                                 CHARYS HOLDING COMPANY, INC.



                                 By /s/ Billy V. Ray, Jr.
                                    --------------------------------------------
                                    Billy V. Ray, Jr., Chief Executive Officer

                                  ATTACHMENT C

                                   CHARTER OF
                               THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                         OF CHARYS HOLDING COMPANY, INC.

     1.     Audit  Committee  Purpose.  The  Audit  Committee  of  the Board of
             -------------------------
Directors of Charys Holding Company, Inc., a Delaware corporation (the "Company") is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          (a) Monitor the integrity of the Company's financial reporting process.

          (b) Provide systems of internal controls regarding finance, accounting, and legal compliance.

          (c) Monitor the independence and performance of the Company's independent auditors.

          (d) Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

     2.     Audit  Committee Composition and Meetings.  Audit Committee members
             -----------------------------------------
shall meet the requirements of the National Association of Securities Dealers and the criteria set forth in the Appendix 1 attached hereto. The Audit
                                         -----------
Committee shall be comprised of two or more directors as determined by the Board of Directors, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board of Directors on recommendation of a nominating committee. If an audit committee Chairman is not designated or present, the members of the Audit Committee may designate a Chairman by majority vote of the Audit Committee membership.

     The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

     3.     Audit  Committee  Responsibilities  and  Duties.
             ------------------------------------------------

          (a)     Review  Procedures.
                  ------------------

               (i) Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with the Securities and Exchange Commission regulations.

               (ii) Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

     In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses including the status of previous recommendations.

          (b)     Independent  Auditors.
                  ---------------------

               (i) The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

               (ii) Approve the fees and other significant compensation to be paid to the independent auditors.

     On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     Review the independent auditors' audit plan, and discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

     Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants Statement of Auditing Standards No. 61.

     Consider the independent auditors' judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     4.     Legal  Compliance.  On  at  least  an annual basis, review with the
             -----------------
Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

     5.     Other  Audit  Committee  Responsibilities.
             ------------------------------------------

          (a) Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

          (b) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

          (c) Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

          (d) Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

          (e) Periodically perform self-assessment of audit committee performance.

          (f) Review financial and accounting personnel succession planning within the Company.

          (g) Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

                                    By Order of the Board of Directors,

                                    By /s/ Billy V. Ray, Jr.
                                      ------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer

                                                                      APPENDIX 1

                          CHARYS HOLDING COMPANY, INC.
                    DEFINITION OF INDEPENDENCE AS IT PERTAINS
                           TO AUDIT COMMITTEE MEMBERS

     1. To be considered independent, a member of the Audit Committee cannot:

          (a) Have been an employee of the Company or its affiliates within the last three years;

          (b) Have received compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year, unless for board service, in the form of a benefit under a tax-qualified retirement plan, or non-discretionary compensation;

          (c) Be a member of the immediate family of an executive officer of the Company or any of its affiliates, or someone who was an executive officer of the Company or any of its affiliates within the past three years;

          (d) Be a partner, controlling stockholder, or executive officer of a for profit organization to which the Company made, or from which the Company received payments (other than those arising solely from investments in the Company's securities) in any of the past three years in excess of the greater of $200,000 or five percent of the consolidated gross revenues for that year of either organization; or

          (e) Be employed as an executive of another entity where any of the Company's executives serves on that other entity's compensation committee.

     2. Subject to compliance with the listing requirements of The Nasdaq Stock Market or any applicable stock exchange and the regulations of the Securities and Exchange Commission, and under the limited circumstances set forth in such listing requirements and regulations, one person (who is not a current employee or family member of an employee) not meeting the foregoing criteria may be appointed to the Audit Committee if the Board of Directors (i) determines that the best interests of the Company and its stockholders so require, and (ii) discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

                          CHARYS HOLDING COMPANY, INC.
                     1117 PERIMETER CENTER WEST, SUITE N415
                             ATLANTA, GEORGIA 30338

                                      PROXY

     THIS PROXY IS SOLICITED BY THE MANAGEMENT OF THE CHARYS HOLDING COMPANY, INC. (THE "COMPANY") FOR THE ANNUAL MEETING OF ITS STOCKHOLDERS (THE "MEETING") TO BE HELD ON SEPTEMBER 30, 2005.

     The undersigned hereby appoints Billy V. Ray, Jr., the Chairman of the Company, or failing him, Alec McLarty, a director of the Company, or instead of either of the foregoing, (insert name) _______________________________, as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at 1117 Perimeter Center West, Suite W113, Atlanta, Georgia 30338 on September 30, 2005 at 10:00 a.m., Atlanta, Georgia time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.  ELECTION OF DIRECTORS.                                   3.  AUDITORS.

    The nominees proposed by management are:                     Vote FOR [_] AGAINST [_] the ratification of Miller,
                                                                 Ray, Houser & Stewart LLP as our independent
    Michael Oyster                                               public accountants for the fiscal years ending April
                                                                 30, 2005 and 2006 at the remuneration to be fixed by
    Gisle Larsen                                                 the Board of Directors.

    Dennis C. Hayes

    Vote FOR [_] the election of all nominees listed above
    (except those whose names the undersigned has deleted).

    WITHHOLD [_] vote.

2.  STOCK PLANS.                                             4.  Upon any other matter that properly becomes before the meeting.
    Vote FOR [_] AGAINST [_] the Company's Stock Plans.

THE  UNDERSIGNED  HEREBY  REVOKES  ANY  PRIOR  PROXY  OR  PROXIES.
Dated                    , 2005
     --------------------


----------------------------------------------------
Signature  of  Stockholder

----------------------------------------------------
Printed  Name  of  Stockholder

     A PROXY WILL NOT BE VALID UNLESS THE FORM OF PROXY IS DATED, DULY EXECUTED AND DELIVERED TO THE OFFICE OF FIDELITY TRANSFER COMPANY, 1800 SOUTH WEST TEMPLE, SUITE 301, SALT LAKE CITY, UTAH 84115, NOT LESS THAN 48 HOURS (EXCLUDING SATURDAYS AND HOLIDAYS) BEFORE THE MEETING AT WHICH THE PERSON NAMED THEREIN PURPORTS TO VOTE IN RESPECT THEREOF.

     Joint owners should each sign the proxy. When the proxy is signed by a corporation either its common seal must be affixed to the proxy or it should be signed by the corporation under the hand of an officer or attorney duly authorized in writing, which authorization must accompany the proxy.

     THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE STOCKHOLDER ON ANY BALLOT AND WHERE A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY BALLOT IN ACCORDANCE WITH SUCH SPECIFICATION.



----------------------------------------------------

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----------------------------------------------------
(Please advise the Company of any change of address)